                                 DETACH CARD
--------------------------------------------------------------------------------

                                INTEGRA FINANCIAL CORPORATION
                          Four PPG Place, Pittsburgh, PA 15222-5408
P                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

R The undersigned hereby appoints Charles R. Skillington and Robert H. Stevenson as proxies, and each of them, with full
O power of substitution, and hereby authorizes them to represent and vote as designated below the same number of
X shares of Common Stock of Integra Financial Corporation (other than shares held under the Integra Employee Stock
Y Purchase Plan) which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on April 24, 1996 and any adjournment thereof and in their discretion to vote and act upon such other business as may properly come before the meeting.

                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER PROVIDING FOR THE MERGER OF INTEGRA FINANCIAL CORPORATION WITH AND INTO NATIONAL CITY CORPORATION.

                     1. ADOPTION OF THE AGREEMENT AND PLAN OF MERGER
                        PROVIDING FOR THE MERGER OF INTEGRA FINANCIAL CORPORATION WITH AND INTO NATIONAL CITY CORPORATION

                            / /  FOR    / /  AGAINST   / /  ABSTAIN


                         (Continued on reverse side)

                                 DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from other side)

                 Instructions: Please sign exactly as the name appears at
                 the left. When shares are held jointly, all owners must
                 sign. Please date and return the proxy card promptly, using the enclosed envelope.
                                             DATE:
                                                   ---------------------------

                                             ---------------------------------
                                                         Signature

                                             ---------------------------------
                                                 Signature if held jointly

                                                        IMPORTANT

                                             When signing as attorney,
                                             executor, administrator, trustee
                                             or guardian, please give full
                                             title. If a corporation, please
                                             sign in full corporate name by
                                             president or other authorized
                                             officer. If a partnership, please
                                             sign in ownership name by
                                             authorized person.

                                 DETACH CARD
--------------------------------------------------------------------------------

                             SPECIAL PROXY FOR SHARES HELD IN THE
                                INTEGRA FINANCIAL CORPORATION
                                 EMPLOYEE STOCK PURCHASE PLAN

P                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

R The undersigned hereby appoints Charles R. Skillington and Robert H. Stevenson as proxies, and each of them, with full
O power of substitution, and hereby authorizes them to represent and vote as designated below the same number of
X shares of Common Stock of Integra Financial Corporation held for the undersigned under the Integra Employee Stock
Y Purchase Plan which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on April 24, 1996 and any adjournment thereof and in their discretion to vote and act upon such other business as may properly come before the meeting.

                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER PROVIDING FOR THE MERGER OF INTEGRA FINANCIAL CORPORATION WITH AND INTO NATIONAL CITY CORPORATION AND FOR PROPOSAL 2.

                     1. ADOPTION OF THE AGREEMENT AND PLAN OF MERGER
                        PROVIDING FOR THE MERGER OF INTEGRA FINANCIAL CORPORATION WITH AND INTO NATIONAL CITY CORPORATION

                           / /  FOR     / /  AGAINST    / /  ABSTAIN

                         (Continued on reverse side)

                                 DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from other side)

             Instructions: Please sign exactly as the name appears at
             the left. When shares are held jointly, all owners must
             sign. Please date and return the proxy card promptly, using the enclosed envelope.
                                               DATE:
                                                     ------------------------

                                               ------------------------------
                                                          Signature

                                               ------------------------------
                                                 Signature if held jointly

                                                         IMPORTANT

                                               When signing as attorney,
                                               executor, administrator, trustee
                                               or guardian, please give full
                                               title. If a corporation, please
                                               sign in full corporate name by
                                               president or other authorized
                                               officer. If a partnership,
                                               please sign in ownership name
                                               by authorized person.